[ELIZABETH ARDEN LOGO]                                                                                        [LIZ CLAIBORNE LOGO]

FOR IMMEDIATE RELEASE

ELIZABETH ARDEN, INC. AND LIZ CLAIBORNE INC.
ENTER INTO LICENSING AGREEMENT
FOR LIZ CLAIBORNE FRAGRANCE BUSINESS

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New York, New York (May 28, 2008) -- Elizabeth Arden, Inc. (NASDAQ: RDEN) and Liz Claiborne Inc. (NYSE: LIZ) today announced that they have entered into an exclusive long-term global licensing agreement for the manufacture, distribution and marketing of the Liz Claiborne fragrance brands.

              The Liz Claiborne fragrance portfolio consists of many well-known and highly-ranked products, including the Juicy Couture, Usher, Curve by Liz Claiborne, Lucky Brand and the Liz, Realities, Bora Bora and Mambo fragrances.

              "This is a very strategic transaction for both companies," said E. Scott Beattie, Chairman, President and Chief Executive Officer of Elizabeth Arden, Inc. "We have worked closely together through our existing distribution relationship and are very familiar with the Liz Claiborne fragrance portfolio. Specifically, this transaction will allow us to (i) benefit from improved market share and productivity in our North American fragrance business, (ii) gain efficiencies from a larger fragrance business, particularly within our supply chain, logistics and sales organizations, (iii) increase gross margins by converting existing mass customer sales from a distribution margin to an owned/licensed margin and (iv) provide additional sales volume to our fast-growing international business. We look forward to working collaboratively with the Liz Claiborne brand teams to continue Liz Claiborne's success with respect to the marketing and brand development of these distinctive fragrance brands."

              William L. McComb, Chief Executive Officer of Liz Claiborne Inc., said, "Fragrance is an important equity enhancing category for our brands. For us to maximize profitability in this business going forward, however, we would have to make significant changes to how it is operated. Doing that right now would distract us from other initiatives currently underway that are core to our strategy. Through this partnership with Elizabeth Arden, we can continue to successfully develop and market brand enhancing fragrances in a more capital efficient manner, leveraging our strength in brand building with Arden's expertise in developing and growing fragrance businesses. This is another example of how diligently we are pursuing our strategy. We expect this transaction to have a positive impact on our 2008 cash flows and to have no impact on 2008 projected adjusted EPS and operating margin. Looking forward to 2009 and beyond, we expect the impact of the royalty income from this transaction to be accretive to both EPS and operating margin."

              Elizabeth Arden expects this transaction to contribute to both net sales and earnings growth in fiscal 2009. Elizabeth Arden expects to incur advertising and marketing expenses paid by Liz Claiborne and other transaction related expenses during the fourth quarter of fiscal 2008 and the first half of fiscal 2009. Additionally, Elizabeth Arden expects its gross margins to be impacted in the fourth quarter of fiscal 2008 and through the first half of fiscal 2009 by the sale of Liz Claiborne inventory that Elizabeth Arden acquired prior to the effective date as a distributor. After including the full impact of these costs, Elizabeth Arden expects this transaction to be accretive to earnings in the first half of fiscal 2009. Elizabeth Arden will provide further discussion and guidance for fiscal 2009 during its fourth quarter fiscal year 2008 conference call in August 2008.

              The effectiveness of the licensing agreement is subject to satisfaction of certain conditions, including satisfaction of the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Terms of the agreement were not disclosed.

Elizabeth Arden: Skincare. Color. PREVAGE. Fragrances (Red Door, 5th Avenue, Green Tea, Mediterranean, Provocative Woman).

Fragrance Portfolio: Elizabeth Taylor. Mariah Carey. Britney Spears. Hilary Duff. Danielle Steele. Alberta Ferretti. Alfred Sung. Badgley Mischka. Bob Mackie. GANT. Geoffrey Beene. Halston. Nanette Lepore. Rocawear. Giorgio of Beverly Hills. Daytona 500®. HUMMER®. PS Fine Cologne.

About Liz Claiborne:      Liz Claiborne Inc. designs and markets a global portfolio of retail-based premium brands including Kate Spade, Juicy Couture, Lucky Brand and Mexx. Liz Claiborne Inc. also has a refined group of department store-based brands with strong consumer franchises including the Liz Claiborne and Monet families of brands, Enyce, Kensie, Mac & Jac, Narciso Rodriguez and the licensed DKNY Jeans Group. Liz Claiborne Inc. also offers cosmetics & fragrances. For more information visit www.lizclaiborneinc.com.

Elizabeth Arden Contact:	Marcey Becker, Senior Vice President, Finance (203) 462-5809

Liz Claiborne Contact:	Jane Randel, Vice President, Corporate Communications (212) 626-3408

Robert Vill, Vice President, Finance and Treasurer (201) 295-7515

Elizabeth Arden, Inc. Forward-Looking Statement

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Elizabeth Arden, Inc., is hereby providing cautionary statements identifying important factors that could cause its actual results to differ materially from those projected in forward-looking statements (as defined in such act). Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans," "believes" and "projects") may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. These statements include, but are not limited to, Elizabeth Arden, Inc.'s expectations regarding the license of the Liz Claiborne fragrance portfolio, including the impact of the license on our fiscal 2008 and 2009 net sales and earnings, and Elizabeth Arden, Inc.'s expectation that all conditions to the effectiveness of the licensing agreement discussed above will be satisfied. In addition, any such statements are qualified in their entirety by reference to, and are accompanied by, the following key factors that have a direct bearing on Elizabeth Arden, Inc.'s results of operations:

*

factors affecting Elizabeth Arden, Inc.'s relationships with its customers or its customers' businesses, including the absence of contracts with customers, customers' financial condition, and changes in the retail, fragrance and cosmetic industries, such as the consolidation of retailers and the associated closing of retail doors as well as retailer inventory control practices, including but not limited to levels of inventory carried at point of sale and practices used to control inventory shrinkage;

*	Elizabeth Arden, Inc.'s reliance on third-party manufacturers for substantially all of its owned and licensed products and the absence of contracts with suppliers;
*

delays in shipments, inventory shortages and higher costs of production due to the loss of or disruption in Elizabeth Arden, Inc.'s distribution facilities or at key third party manufacturing or fulfillment facilities that manufacture or provide logistic services for its products;

*

Elizabeth Arden, Inc.'s ability to respond in a timely manner to changing consumer preferences and purchasing patterns and other international and domestic conditions, and events that impact consumer confidence and demand, such as economic downturns;

*	Elizabeth Arden, Inc.'s ability to protect our intellectual property rights;
*	the success, or changes in the timing or scope, of Elizabeth Arden, Inc.'s new product launches, advertising and merchandising programs;
*	the quality, safety and efficacy of Elizabeth Arden, Inc.'s products;
*	the impact of competitive products and pricing;
*

risks of international operations, including foreign currency fluctuations, hedging activities, economic and political consequences of terrorist attacks, and political instability in certain regions of the world;

*

Elizabeth Arden, Inc.'s ability to implement its growth strategy and acquire or license additional brands or secure additional distribution arrangements, to successfully and cost-effectively integrate acquired businesses or new brands, such as the Liz Claiborne fragrance brands, and to finance its growth strategy and its working capital requirements;

*	Elizabeth Arden, Inc.'s level of indebtedness, debt service obligations and restrictive covenants in its revolving credit facility and the indenture for its 7 3/4% senior subordinated notes;
*	changes in product mix to less profitable products;
*	the retention and availability of key personnel;
*

chchanges in the legal, regulatory and political environment that impact, or will impact, Elizabeth Arden, Inc.'s business, including changes to customs or trade regulations or accounting standards or critical accounting estimates;

*	success of, and costs associated with, Elizabeth Arden, Inc.'s recently announced restructuring plan; and
*	other unanticipated risks and uncertainties.

We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements Elizabeth Arden, Inc. makes and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and Elizabeth Arden, Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible to predict all of such factors. Further, Elizabeth Arden, Inc. cannot assess the impact of each such factor on its results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in Elizabeth Arden, Inc.'s Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended June 30, 2007.

Liz Claiborne Inc. Forward-Looking Statement

Statements contained herein that relate to future events or Liz Claiborne Inc.'s future performance, including, without limitation, statements with respect to Liz Claiborne Inc.'s anticipated results of operations or level of business for 2008 or any other future period, are forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on current expectations only and are not guarantees of future performance, and are subject to certain risks, uncertainties and assumptions. Liz Claiborne Inc. may change its intentions, belief or expectations at any time and without notice, based upon any change in Liz Claiborne Inc.'s assumptions or otherwise. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. In addition, some factors are beyond Liz Claiborne Inc.'s control. Among the factors that could cause actual results to materially differ include: risks associated with the current macroeconomic conditions, including the possibility of a recession in the United States and the rising price of fuel; risks related to the reorganization of Liz Claiborne Inc. into two segments and the related realignment of Liz Claiborne Inc.'s management structure; risks associated with Liz Claiborne Inc.'s ability to attract and retain talented, highly qualified executives and other key personnel; risks associated with providing for the succession of senior management; risks associated with Liz Claiborne Inc.'s ability to execute successfully on its previously announced long-term growth plan; risks associated with Liz Claiborne Inc.'s strategic review of brands, including whether Liz Claiborne Inc. identified the appropriate brands for review or appropriately valued assets related to brands sold or licensed to third parties; risks associated with Liz Claiborne Inc.'s operation and expansion of its specialty retail business, including the ability to successfully expand the specialty retail store base of its Direct Brands segment and to develop best-in-class retail capabilities; risks associated with Liz Claiborne Inc.'s ability to achieve greater collaboration with its wholesale customers; risks associated with Liz Claiborne Inc.'s ability to achieve projected cost savings; Liz Claiborne Inc.'s ability to continue to have the liquidity necessary, through cash flow from operations and financing, to fund its plans may be adversely impacted by a number of factors, including the downgrading of Liz Claiborne Inc.'s credit rating; risks associated with the continuing challenging retail conditions, including the levels of consumer confidence and discretionary spending and the levels of customer traffic within department stores, malls and other shopping and selling environments; risks related to Liz Claiborne Inc.'s ability to successfully continue to evolve its supply chain system, including its product development, sourcing, logistics and technology functions, to, among other things, reduce product cycle-time and costs and meet customer demands and the requirements of the projected growth in Liz Claiborne Inc.'s specialty retail business; risks associated with selling Liz Claiborne Inc.'s Liz & Co. and Concepts by Claiborne brands outside of better department stores; risks associated with Liz Claiborne Inc.'s Liz Claiborne and Claiborne branded products association with known designers and customer acceptance of the resulting products; risks associated with Liz Claiborne Inc.'s dependence on sales to a limited number of large United States department store customers; the impact of consolidation, restructurings and other ownership changes in the retail industry, such as the merger between Federated Department Stores, Inc. and The May Department Store Company; Liz Claiborne Inc.'s ability to respond to constantly changing consumer demands and tastes and fashion trends, across multiple product lines, shopping channels and geographies; risks related to retailer and consumer acceptance of Liz Claiborne Inc.'s products; risks associated with the possible failure of Liz Claiborne Inc.'s unaffiliated manufacturers to manufacture and deliver products in a timely manner, to meet quality or safety standards or to comply with Company policies regarding labor practices or applicable laws or regulations; risks related to Liz Claiborne Inc.'s ability to adapt to and compete effectively in the current quota environment, including changes in sourcing patterns resulting from the elimination of quota on apparel products as well as lowered barriers to entry; risks relating to certain litigations currently outstanding against Liz Claiborne Inc., including litigations filed against Mexx Europe with respect to breach of contract claims by a former high street concession partner in France; risks associated with Liz Claiborne Inc.'s ability to maintain and enhance favorable brand recognition; risks associated with Liz Claiborne Inc.'s ability to correctly balance the level of its commitments with actual orders; risks associated with Liz Claiborne Inc.'s ability to identify appropriate business development opportunities and risks associated with acquisitions and new product lines, product categories and markets, including risks relating to integration of acquisitions, retaining and motivating key personnel of acquired businesses and achieving projected or satisfactory levels of sales, profits and/or return on investment, and risks inherent in licensing arrangements such as Liz Claiborne Inc.'s license of the DKNY Jeans and DKNY Active brands; risks associated with any significant disruptions in Liz Claiborne Inc.'s relationship with its employees or with its relationship with the unions which represent certain Company employees; risks associated with changes in social, political, economic, legal and other conditions affecting foreign operations, sourcing or international trade, including the impact of foreign currency exchange rates, and currency devaluations in countries in which Liz Claiborne Inc. sources product and risks associated with the importation and exportation of product; risks associated with war, the threat of war and terrorist activities; work stoppages or slowdowns by suppliers or service providers; risks relating to protecting and managing Liz Claiborne Inc.'s intellectual property rights; and such other economic, competitive, governmental and technological factors affecting Liz Claiborne Inc.'s operations, markets, products, services and prices and such other factors as are set forth in Liz Claiborne Inc.'s Quarterly Report on  Form 10-Q for the quarter ended April 5, 2008 and Liz Claiborne Inc.'s 2007 Annual Report on Form 10-K, including, without limitation, those set forth under the headings "Risk Factors" and "Statement Regarding Forward-Looking Disclosure." Liz Claiborne Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.